Exhibit 10.1

Execution Version TWELFTH AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AGREEMENT This Twelfth Amendment to the Fifth Amended and Restated Loan Agreement (this "Amendment"), dated as of March 10, 2026, is entered into by and among WHITEHORSE FINANCE CREDIT I, LLC (the "Company"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as lender (the "Lender") and administrative agent (the "Administrative Agent"), CITIBANK, N.A., as collateral agent (the "Collateral Agent") and securities intermediary (the "Securities Intermediary"), WHITEHORSE FINANCE, INC. (the "Portfolio Manager") and VIRTUS GROUP LP, as collateral administrator (the "Collateral Administrator"). Reference is hereby made to the Fifth Amended and Restated Loan Agreement (as amended by the First Amendment dated as of July 15, 2021, as amended by the Second Amendment dated as of October 4, 2021, as amended by the Third Amendment dated as of January 4, 2022, as amended by the Fourth Amendment dated as of February 4, 2022, as amended by the Fifth Amendment dated as of March 30, 2022, as amended by the Sixth Amendment dated as of April 12, 2023, as amended by the Seventh Amendment dated as of June 28, 2024, as amended by the Eighth Amendment dated as of November 21, 2024, as amended by the Ninth Amendment dated as of December 19, 2024, as amended by the Tenth Amendment dated as of January 17, 2025, as amended by the Eleventh Amendment dated as of June 27, 2025, and as further amended or modified from time to time, the "Loan Agreement"), dated as of April 28, 2021, among the Company, the Lender, the Administrative Agent, the Collateral Agent, the Securities Intermediary, the Portfolio Manager and the Collateral Administrator. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan Agreement. WHEREAS, the parties hereto are parties to the Loan Agreement; WHEREAS, the parties hereto desire to amend the terms of the Loan Agreement in accordance with Section 10.05 thereof as provided for herein; and ACCORDINGLY, the Loan Agreement is hereby amended as follows: SECTION 1. AMENDMENT TO THE LOAN AGREEMENT The Loan Agreement is hereby amended in accordance with Section 10.05 thereof to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Exhibit A hereto. Exhibit A hereto constitutes a conformed copy of the Loan Agreement. SECTION 2. WAIVER In connection with this Amendment, the Administrative Agent and the Lenders hereby agree to waive the 1.00% premium to which they would otherwise be entitled pursuant to Section 4.03(c)(ii) of the Loan Agreement. SECTION 3. MISCELLANEOUS (A) The parties hereto hereby agree that, except as specifically amended herein, the Loan Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan Agreement, or constitute a waiver of any provision of any other agreement. (B) The Collateral Administrator, the Collateral Agent and the Securities Intermediary are hereby directed to execute and deliver this Amendment.

2 (C) The effectiveness of this Amendment to the Agreement shall be subject to receipt by the Administrative Agent of executed counterparts of this Amendment from each party hereto. (D) The Portfolio Manager hereby certifies that (i) all of the Company’s representations and warranties set forth in Section 6.01 of the Loan Agreement are true and correct (subject to any materiality qualifiers set forth therein) as of the date hereof and (ii) as of the date hereof, no Default, Event of Default or Market Value Cure Failure has occurred and is continuing. (E) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (F) This Amendment may be executed in any number of counterparts by email or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. (G) This Amendment shall be effective as of the date of this Amendment first written above.

[Signature Page to Twelfth Amendment to 5th AR Loan Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written. WHITEHORSE FINANCE CREDIT I, LLC By: __________________________________ Name: Joyson Thomas Title: Authorized Signatory WHITEHORSE FINANCE, INC., as Portfolio Manager By__________________________________ Name: Joyson Thomas Title: Authorized Signatory

Twelfth Amendment to the Fifth Amended and Restated Loan Agreement CITIBANK, N.A., as Collateral Agent By__________________________________ Name: Title: CITIBANK, N.A., as Securities Intermediary By__________________________________ Name: Title: VIRTUS GROUP LP, as Collateral Administrator By: Rocket Partners Holdings, LLC, its General Partner By__________________________________ Name: Title:

Twelfth Amendment to the Fifth Amended and Restated Loan Agreement CITIBANK, N.A., as Collateral Agent By__________________________________ Name: Title: CITIBANK, N.A., as Securities Intermediary By__________________________________ Name: Title: VIRTUS GROUP LP, as Collateral Administrator By: Rocket Partners Holdings, LLC, its General Partner By__________________________________ Name: Title: Lisa Hightower Authorized Signatory

Exhibit A Changed Pages to Conformed Loan Agreement

Execution Version Conformed through the EleventhTwelfth Amendment to the Fifth Amended and Restated Loan Agreement dated as of June 27March 10, 20252026 FIFTH AMENDED AND RESTATED LOAN AGREEMENT dated as of April 28, 2021 among WHITEHORSE FINANCE CREDIT I, LLC The Financing Providers Party Hereto The Collateral Administrator, Collateral Agent and Securities Intermediary Party Hereto JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and WHITEHORSE FINANCE, INC., as Portfolio Manager

Administrator, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator; provided, further, that, in the event that Term CORRA is less than zero, such rate shall be deemed to be the zero for purposes of this Agreement. "Term CORRA Adjustment" means a percentage equal to 0.32138% (32.138 basis points). "Term CORRA Administrator" means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator. "Term CORRA Determination Date" means, with respect to each Calculation Period, the day that is two (2) Business Days prior to the first day of such Calculation Period. "Term CORRA Reference Rate" the forward-looking term rate based on CORRA. "Term SOFR Rate" means, for each Calculation Period relating to an Advance denominated in USD, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two (2) Business Days prior to the commencement of such Calculation Period for rates with a tenor of three months, as such rate is published by the CME Term SOFR Administrator. "Term SOFR Reference Rate" means, for any day and time (such day, the "Term SOFR Determination Day"), for each Calculation Period relating to an Advance denominated in USD, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR; provided that if the Term SOFR Reference Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. If by 5:00 pm (Central time) on the fifth (5th) Business Day immediately following any Term SOFR Determination Day, the "Term SOFR Reference Rate" for the applicable tenor has not been published by the CME Term SOFR Administrator, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. "Third Amendment Effective Date Letter" means the letter agreement, dated as of January 4, 2022, by and between the Company and the Administrative Agent. "Trade Date" has the meaning set forth in Section 1.03. "Twelfth Amendment Effective Date" means March 10, 2026. "UCC" has the meaning set forth in Section 8.01(b). "Unadjusted Benchmark Replacement" means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero percent, the Unadjusted Benchmark Replacement will be deemed to be zero percent for the purposes of this Agreement. "Underlying Instruments" means the loan agreement, credit agreement, indenture or other agreement pursuant to which a Portfolio Investment has been issued or created and each other agreement - 28 -

or any Permitted GBP Account for USD, or exchange amounts in the Collection Account for any Permitted Non-USD Currency, in each case, at the Spot Rate for application hereunder. SECTION 4.07. Termination or Reduction of Financing Commitments. (a) After the Non-Call Period (or any other date if JPMorgan Chase Bank, National Association ceases to act as Administrative Agent or a Non-Call Termination Event has occurred), the Company shall be entitled at its option, subject to the payment of the premium described in Section 4.03(c)(ii), and upon three (3) Business Days' prior written notice to the Administrative Agent (with a copy to the Collateral Agent and the Collateral Administrator) to either (i) terminate the Financing Commitments in whole upon payment in full of all Advances, all accrued and unpaid interest, all applicable premium and all other Secured Obligations (other than unmatured contingent indemnification and reimbursement obligations) or (ii) reduce in part the portion of the Financing Commitments that exceeds the sum of the outstanding Advances. In addition, the Company and Lenders have agreed to (i) reduce the Financing Commitments to U.S.$100,000,000 on the Optional Commitment Reduction Date and (ii) reduce the Financing Commitments to U.S.$50,000,000 on the Twelfth Amendment Effective Date. Notwithstanding anything herein to the contrary, at no time may the Financing Commitments be reduced to an amount less than the then-current aggregate Advances. (b) The Financing Commitments shall be automatically and irrevocably reduced on the date of any prepayment made in accordance with the definition of "Market Value Cure" or in connection with the cure of a Default described in Article VII(n) in an amount equal to the amount of such prepayment. (c) [Reserved]. (d) All unused Financing Commitments as of the last day of the Reinvestment Period shall automatically be terminated. (e) The Financing Commitments shall be irrevocably reduced by the amount of any repayment or prepayment of Advances following the last day of the Reinvestment Period. ARTICLE V THE PORTFOLIO MANAGER SECTION 5.01. Appointment and Duties of the Portfolio Manager. The Company hereby appoints the Portfolio Manager as its portfolio manager under this Agreement and to perform the investment management functions of the Company set forth herein, and the Portfolio Manager hereby accepts such appointment. For so long as no Market Value Event has occurred and subject to Section 1.04, the services to be provided by the Portfolio Manager shall consist of (x) selecting, purchasing, managing and directing the investment, reinvestment, substitution and disposition of Portfolio Investments, delivering Notices of Acquisition on behalf of and in the name of the Company and (y) acting on behalf of the Company for all other purposes hereof and the transactions contemplated hereby. The Portfolio Manager agrees to comply with all covenants and restrictions imposed on the Company herein and in each other Loan Document. The Company hereby irrevocably appoints the Portfolio Manager its true and lawful agent and attorney-in-fact (with full power of substitution) in its name, place and stead and at its expense, in connection with the performance of its duties provided for herein. Without limiting the foregoing: (a) The Portfolio Manager shall perform its obligations hereunder with reasonable care, using a degree of skill not less than that which the Portfolio Manager exercises with respect - 52 -

Types of Financing SCHEDULE 1 Transaction Schedule Prior to a Commitment Increase Date: U.S.$100,000,00050,000,0 00; After a Commitment Increase Date, if any, U.S.$100,000,00050,000,0 00 plus the principal amount of each increase in the Financing Commitment set forth in the applicable Commitment Increase Requests up to an aggregate Financing Limit of U.S.$375,000,000, as reduced from time to time in conjunction with the reduction of the Financing Commitments pursuant to Section 4.07. Notwithstanding anything in this Agreement to the contrary, not more than 20% of the Financing Limit may be utilized in Permitted Non-USD Currencies; provided that not more than 10% of the Financing Limit may be utilized in GBP. Available 2. Financing Providers Financing Limit Financing Commitment Advances yes 1. Lender: JPMorgan Chase Bank, National Association Prior to a Commitment Increase Date: U.S.$100,000,00050,000,0 00; After a Commitment Increase Date, if any, U.S.$100,000,00050,000,0 00 plus the principal amount of each increase in the Financing Commitment set forth in the applicable Commitment Increase